UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

Harvard Apparatus Regenerative Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 233-7300

Biostage, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HRGN	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 27, 2026, Harvard Apparatus Regenerative Technology, Inc. (the "Company") issued a press release announcing that the first patient has been treated with the Company's Cellspan™ Esophageal Implant (CEI) in the Company's Phase 1 feasibility and safety clinical trial conducted at the Mayo Clinic in Rochester, Minnesota. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release issued by Harvard Apparatus Regenerative Technology, Inc. on April 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

Date: April 28, 2026	By:	/s/ Joseph Damasio
Joseph Damasio
Chief Financial Officer